UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 14, 2005

Earliest Date of Events Referred to Herein: February 10, 2005

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

ITEM 2.02. Results of Operations and Financial Condition
SIGNATURE
Transcript of conference call

ITEM 2.02. Results of Operations and Financial Condition

On February 10, 2005, Office Depot, Inc. issued a press release announcing its financial performance, including earnings for its fiscal year ended December 25, 2004. A copy of the press release was previously furnished to the Commission on Form 8-K on February 10, 2005. On the same day, the Company also conducted a public conference call for investors and analysts regarding the Company’s results of operations and financial condition for its full fiscal year 2004 and also certain information regarding its outlook for 2005. A transcript of that conference call is attached hereto as Exhibit 99.1.1 and incorporated by reference herein. An audio replay of the conference call also is available for a period of not less than fourteen (14) days from February 10, 2005, at the Company’s website, www.officedepot.com. Please see the headings “Company Information” followed by “Investor Relations” to access this audio replay.

This information is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Certain of the information contained in the transcript of the conference call is non-GAAP (generally accepted accounting principles) information within the meaning of SEC Regulation G. This information is provided for a clearer or more complete understanding of comparative information and because management of the Company believes that this information provides investors useful information as to operating results of its various operating business units. Non-GAAP information should not be considered as a substitute for, or superior to, the reporting of results on a GAAP basis, which is provided in the Company’s press release referenced above. A reconciliation of Non-GAAP to GAAP information is posted on the Company’s website referenced above. Please see the headings “Company Information” followed by “Investor Relations.” The furnishing of this Form 8-K does not constitute an admission as to the materiality of any information contained in this report, that the information contained herein is material investor information that is not otherwise publicly available or that such furnishing is required by Regulation FD.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: Except for historical information, the matters discussed in the attached transcript of the Company’s conference call are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, including without limitation any and all projections and anticipated levels of future performance, involve risks and uncertainties which may cause actual results to differ materially from those discussed herein. These risks and uncertainties are detailed from time to time by Office Depot in its filings with the United States Securities and Exchange Commission (“SEC”), including without limitation its most recent filing on Form 10-K, filed on February 26, 2004, its upcoming report on Form 10-K due later this month, and its 10-Q and 8-K filings made from time to time. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company’s SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: February 14, 2005	By: /S/ DAVID C. FANNIN

David C. Fannin Executive Vice President and General Counsel

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Exhibit 99.1.1	Transcript of conference call of February 10, 2005

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